SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2001
IKON Office Solutions, Inc.
(Exact name of registrant as specified in its charter)

OHIO	File No. 1-5964	23-0334400

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 834, Valley Forge, Pennsylvania	19482

Registrant’s telephone number, including area code: (610) 296-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

            IKON Office Solutions, Inc. (the “Company”) has attached hereto certain information furnished to analysts and investors at the Company’s Analyst and Investor Conference held on November 7, 2001. A live web cast of this conference, along with presentation materials, is available through the Company’s website in the Investors Relations Section. Please go to www.ikon.com, click on Invest in IKON and select the Presentation Section.

The content of the attached information is being furnished in accordance with the requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IKON OFFICE SOLUTIONS, INC.

By: /s/ WILLIAM S. URKIEL
William S. Urkiel
Senior Vice President and
Chief Financial Officer

Dated: November  7, 2001

IKON The Way Business Gets Communicated™

Financial Outlook

Financial Analyst & Investor Conference
November 7, 2001

Bill Urkiel
Sr. V.P. and Chief Financial Officer

The following presentation includes information about IKON's financial and business goals and strategies that may constitute forward-looking statements as defined by the federal securities laws. Such forward-looking statements are subject to risks and uncertainties that could affect IKON's current plans, anticipated actions, and future results as described in IKON's filings with the Securities and Exchange Commission.

IKON The Way Business Gets Communicated

Fiscal 2002 Outlook

Key Messages	FISCAL 2002 *expectations*
■ **Revenues**	- 4% to - 6%
• Non-strategic revenues decline	
• Strategic revenues constrained by economic climate	
■ **Earnings per share**	+ 13% to 23%
• Acceleration of infrastructure changes to reduce long-term costs	
• Continued investment designed to further reduce infrastructure long-term	

Based on expectations communicated October 25, 2001. EPS growth based on $.53 operational diluted earnings per share in Fiscal 2001.

IKON The Way Business Gets Communicated℠

Fiscal 2002 Outlook

Revenues	**$4.96 – $5.06 b**	▪ Improve quality of long-term revenue stream; drive EPS growth
Gross Margin	**37% - 38%**	▪ Maintain strong gross margins with revenue mix strategies & productivity programs
Selling & Admin.	**31% – 32%**	▪ Aggressive reduction from FY01; also removes $40 million FASB142 goodwill amortization
Operating Margin	**5% - 6%**	▪ Margins sequentially stronger as SG&A declines
EPS	**$ .84 - $.89**	▪ 13% - 23% improvement, excluding $.24 FASB 142 adoption benefit
Free Cash Flow	**$200 million**	▪ Depr & Amort. $150 million

Based on expectations communicated October 25, 2001. EPS growth based on $.53 operational diluted earnings per share in Fiscal 2001.

Revenue Strategy

- Improve quality of long-term revenue stream; drive EPS growth
  - Elimination of non-strategic or unprofitable revenue
  - Invest in new markets and expanded services to leverage growth markets, customer base and core competencies

3 Year Historical Revenues ($M)



$5,436
$5,447
$5,273
1999
2000
2001

IKON The Way Business Gets Communicated

"Non-strategic" Revenues



Total Revenues (in millions)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1999
2001
2002 est.
Nonstrategic
Strategic



Non-Strategic Revenues (in millions)
$900
$600
$300
$0
1999
2001
2002

1999 Revenues – $830 million

- 40 + technology acquisitions
- 40+ digital print production locations

2001 Revenues – $600 million

- 4 key technology divisions
- 22 digital print production locations

2002 Expected Revenues:

- Continued de-emphasis of hardware revenues
- Professional Services, e-Business (Sysinct), Education (positioned for sale)
- 9 digital print production centers

Long-Term Revenue Outlook



Revenues FY 2001
Service & Supplies 32%
Finance 7%
Outsourcing 18%
various technology services 3%
Tech Hardware 6%
Copier & Printer Equip. 34%



Revenue Outlook FY 2004
Service & Supplies 33%
Finance 8%
Outsourcing & Other Services 22%
Copier & Printer Equip. 37%

Revenue Outlook 2004:

Non-strategic revenues eliminated

Four key areas

1) Copier/printer equipment
2) Service & supplies
3) Outsourcing & other services
4) Finance

- **Copier & Printer Equipment**: Grow market share through integrated document strategies for corporate America and continued penetration of high-end market
- **Outsourcing**: Leverage facilities management and expanded services for national & strategic accounts
- **Service & Supplies**: Expansion of high-end production equipment base; printer fleet management; production color applications; connectivity
- **Finance**: Leverage captive relationship; leverage IOSC core competencies

IKON The Way Business Gets Communicated

Long Term Revenue Outlook

(in millions)


$2,000
$1,500
$1,000
$500
$0
segment 5-6
segment 1-4
supplies
service
2001
2004 est.
2001
2004 est.
2001
2004 est.
2001
2004 est.

Equipment: copier & printers	Aftermarket: service & supplies	Outsourcing & other services	Leasing
• Low single digit growth • Fax, seg. 1&2 decline • Segment 3-6 fuel service and supplies recurring revenue streams	• Low single digit growth • Opportunity builds as analog installed base transitions down and high-end strategy builds copy volumes	• Mid single digit growth • Facilities management strong • Other services include non-strategic declines from FY'01	• Low single digit growth • Fueled by equipment growth; % leased, and other strategies

IKON The Way Business Gets Communicated®

Strategy in Line with Opportunities

Leading Provider of Business Communications Solutions


New Market Opportunities
Expanded Share of Customer through Services and Solutions
Low Cost Distribution
Streamlined Infrastructure

Long Term Opportunity

- Competitively positioned in key growth markets
- 8-10% operating margins
- Strong free cash flow

IKON The Way Business Gets Communicated®

Margin Enhancement Strategies

- Non-strategic operations
- Employee base
  - 2,200 FY 2001 attrition
  - 1,000 FY 2002 attrition
- Restructuring – Infrastructure Initiatives
  - 1,600 employees; 1,200 related to ongoing infrastructure
- Supply Chain
  - Distribution, logistics, forecasting
- Investments
  - Modification of investments (branding, Digital Express, training)
  - Fund Oracle initiative
- Comprehensive Oracle initiative

IKON The Way Business Gets Communicated

Oracle Investment

Total expected investment	$110 million
Investment period	2001 – 2004
Payback period	2002 - beyond
Annualized expected savings	$80-110 million / yr
Distribution of benefits	
• Gross margins	35%
• SG&A	65%

IKON BENEFITS

- Improved operational efficiency
- Ability to leverage standardized processes throughout organization
- Increased business intelligence
- One enterprise managed system
- Enhanced customer relationships

CUSTOMER BENEFITS

- Seamless account management – national & across business lines
- Consistent customer experience
- High-quality, cost efficient provider
- Enhanced touch points – web, call center, sales & marketing

IKON The Way Business Gets Communicated

Oracle Functional Areas

Sales

- Automation of product configuration, pricing, & commission calculator; visibility of order through all stages: creation, fulfillment & installation

Customer Service

- Integrated system, single customer record

Post-Sale Service & Supplies

- Wireless devices & Web tools expedite workflow, enable remote part ordering & unlimited research in technical publications.

Supply Chain Logistics

- Warehouse and production center consolidations
- An integrated inventory system enables central management, integration of sales forecasting with demand planning

Finance & Accounting

- Streamlined financial reporting

Oracle Timeline & Investment/Benefit Expectations



Roll Out
Pilot & User Acceptance Testing
Design & Build
$'s in Mil.'s
150
100
50
0
FY01
FY02
FY03
FY04
FY05
Investment Oracle / Logistics
Benfits Oracle / Logistics

IKON The Way Business Gets Communicated

Key Drivers of Growth

	FY 02	FY 03	FY 04
GROSS MARGIN *(targets)*	**some erosion** price pressure revenue mix benefit supply chain benefits	**stable** price pressure revenue mix benefit supply chain	**stable** price pressure revenue mix hurt Oracle productivity
SELLING & ADMIN. *(targets)*	**improvement** non-strategic operations employee base infrastructure fund Oracle expense controls investments constrained	**stable/better** Oracle neutral limited spending	**31% range** Oracle benefits renewed investments

IKON The Way Business Gets Communicated

Key Drivers of Growth

	FY 02	FY 03	FY 04
REVENUES *(targets)*	**declining** economy growth in key markets less non-strategic	**stable/modest** modest growth less non-strategic	**modest growth** economic recovery modest growth steady state
GROSS MARGINS *(targets)*	**some erosion**	**stable**	**stable**
SELLING & ADMIN. *(targets)*	**improvement**	**stable/better**	**31% range**
OPERATING MARGINS *(targets)*	**5-6%**	**5-6%**	**6-7%**

IKON The Way Business Gets Communicated*

Free Cash Flow

- **FY2001**
  - $295 million - $2.00/share
  - Key drivers:
    - DSOs to record low
    - Inventory turn improvement
    - Deferred tax benefits from IOS Capital
- **FY2002 expectation**
  - $200 million - $1.37/share
  - Key drivers:
    - More modest contribution from working capital
    - Restructuring outlays

Fiscal 2001 *(in millions)*

Free Cash Flow	
Cash from Operations	$410
Capital Expenditures*	(115)
Free Cash Flow	$295
EBITDA**	
Operating Income**	$206
Depr. & Amort.	190
EBITDA**	$396

** Excludes U.K. and U.S. property sales proceeds of $29 million*

*** Excludes special charges & gain*

IKON The Way Business Gets Communicated

Cash Drivers/Uses

Fiscal 2002

Sources

- Expanded operating margins
- Modest working capital improvement
- Cap. Ex. - Oracle

Uses

- Debt reduction
- Fund growth in finance operations
- Dividend

Long Term Outlook

Sources

- Expanded operating margins
- Oracle benefits
  - DSOs: 48 to 45 -
  - Turns: 9 to 12+

Uses

- Debt reduction
- Dividend
- Share Repurchase Program
- Fund growth in finance operations

IKON The Way Business Gets Communicated

Growing Shareholder Value

- Developing a market-leading strategy
- Maximizing profitability
- Maximizing cash flow
- Ensuring financial stability in tough economic environment
- Returning value to the shareholder

Customer-focused, Value-driven